CONSOLIDATED, AMENDED AND RESTATED

SECURITY AGREEMENT

This Consolidated, Amended and Restated Security Agreement (this "**Agreement**") is entered into as of January 31, 2006, by AURA SYSTEMS, INC. a Delaware corporation (the "**Debtor**"), for the benefit of KOYAH LEVERAGE PARTNERS, L.P., a Delaware limited partnership, KOYAH PARTNERS, L.P., a Delaware limited partnership, KOYAH VENTURES, LLC, a Delaware limited liability company, RAVEN PARTNERS, L.P., a Delaware limited partnership, and KOYAH MICROCAP PARTNERS MASTER FUND, L.P., a Cayman Islands limited partnership (collectively, the "**Secured Parties**")

R E C I T A LS:

A. This Agreement is entered into in conjunction with and pursuant to the Amended Plan of Reorganization of the Debtor (the "**Amended Plan of Reorganization**"), which was confirmed by order of the United States Bankruptcy Court, Central District of California, Los Angeles Division, in *In re: Aura Systems, Inc.*, Case No. LA 05-24550-SB (the "**Bankruptcy**"). The Amended Plan of Reorganization provides for, among other things, the restructuring of the debt owed by the Debtor to the Secured Parties pursuant to the transactions (the "**Transactions**") described on Exhibit A. Pursuant to the Amended Plan of Reorganization, the debt owed by the Debtor to the Secured Parties was reduced to an allowed secured claim of $2,600,000 (the "**Allowed Secured Claim**") to be paid over a period of five years. The Allowed Secured Claim is to be evidenced by five Consolidated, Amended and Restated Promissory Notes payable to each of the Secured Parties dated the date hereof made by the Debtor in favor of the Secured Parties (the "**Notes**"), and secured by amended and restated security agreements of which this Agreement is one.

B. Pursuant to the Transactions and as listed on Exhibit A, Debtor has previously granted: (i) a perfected first-priority security interest in certain collateral in favor of Koyah Leverage Partners, L.P., a Delaware limited partnership ("**KLP**"), as collateral agent for itself and Koyah Partners, L.P., a Delaware limited partnership ("**KP**" and together with KLP, "**Koyah**"), to secure loans made by Koyah; and (ii) perfected second, third and fourth priority security interests, respectively, to Raven Partners, L.P., a Delaware limited partnership ("**Raven**"), Koyah Ventures LLC, a Delaware limited liability company ("**Ventures**"), and Koyah Microcap Partners Master Fund, L.P., a Cayman Islands limited partnership ("**Microcap**"), to secure loans made by Raven, Ventures and Microcap; in each case subject to certain possible exceptions on priority, if any, as may exist with respect to the possible pre-existing liens referred to on the Schedule of Exceptions attached hereto as Schedule 5 This Agreement is intended to continue and consolidate the pre-existing security interests in the collateral described in the existing security agreements between the Debtor and the Secured Parties (the "**Existing Security Agreements**"), as security for all of the Notes representing the Allowed Secured Claim and with the same perfection and priority and to amend, restate and supersede the Existing Security Agreements.

NOW, THEREFORE, the Debtor hereby agrees with the Secured Parties as follows:

ARTICLE I. DEFINITIONS

Unless otherwise defined herein, any terms used herein (whether or not capitalized, such as "**accounts**," "**inventory**" and "**equipment**") which are defined in the Uniform Commercial Code as enacted in the State of Washington, as amended from time to time, shall have the meaning assigned to such term therein. Unless otherwise defined herein, any capitalized terms used herein which are defined in the Notes shall have the meaning assigned to them therein. In addition, the following terms shall have the meaning set forth below:

"**Collateral**" means all of the Debtor's personal property and fixtures of every nature whether tangible or intangible and whether now owned or hereafter acquired, wherever located, including without limitation the following:

(i) (a) All goods; (b) all inventory, merchandise, and personal property held for sale or lease or furnished or to be furnished under contracts of service, all raw materials, work in process, or materials used or consumed in Debtor's business, wherever located and whether in the possession of the Debtor, a warehouseman, a bailee, or any other person; (c) all equipment, machinery, tools, office equipment, supplies, furnishings, furniture, or other items used or useful, directly or indirectly, in the Debtor's business, (d) all fixtures; and (e) all substitutes and replacements therefor, all accessions, attachments, and other additions thereto, all tools, parts and supplies used in connection therewith, all packaging, manuals, warranties and instructions related thereto, and all leasehold or equitable interests therein;

(ii) (a) All accounts, accounts receivable, contract rights, contracts receivable, purchase orders, notes, drafts, acceptances, and other rights to payment and receivables; (b) all chattel paper (whether tangible or electronic), documents and instruments (including promissory notes); (c) all money and deposit accounts; (d) all letter of credit rights (whether or not the letter of credit is evidenced by a writing), rights under security, guaranties or other supporting obligations, tort claims and proceeds, insurance claims and proceeds, and tax refund claims and proceeds; (e) all securities and other investment property; (f) all general intangibles and payment intangibles, (g) all patents and patent applications and registrations, trademarks and trademark applications and registrations, service marks and service mark applications and registrations, and copyrights and copyright applications and registrations (collectively, the **"Patents, Trademarks and Copyrights"**), including without limitation the patents, patent applications, trademarks and trademark applications and copyrights and copyright applications owned by the Debtor on Schedule 1 hereto, or licensed to the Debtor on Schedule 2 hereto; (h) all trade names, trade styles, goodwill, inventions, designs, methods, processes, technology, know-how, intellectual property, drawings, specifications, blue prints, confidential information, trade secrets, customer lists, supplier lists, software and computer programs, mask works, and mask work applications and registrations, goodwill, license agreements, franchise agreements and other licenses, permits, franchises, and agreements of every kind and nature pursuant to which the Debtor possesses, uses or has authority to possess or use any property (whether tangible or intangible) of the Debtor or pursuant to which others possess, use or have authority to possess or use any property (whether

tangible or intangible) of the Debtor, and infringement and commercial tort claims; and (i) all business records, software, writings, plans, specifications, schematics, and other recorded data in any form; and

(iii) All products and proceeds of the foregoing and all other property received or receivable in disposition of or exchange of the foregoing.

For clarification purposes, (i) the Collateral specifically does not include any real property of the Debtor, but specifically does include all personal property and fixtures of the Debtor as further described above and (ii) the Collateral specifically includes all Patents, Trademarks and Copyrights owned by or licensed to the Debtor as further described above, whether or not listed on Schedule 1 or 2 to this Agreement.

"**Event of Default**" means any Default as defined in the Notes.

"**Obligations**" means any and all obligations and liabilities of every nature of the Debtor to the Secured Parties, whether now existing or hereafter incurred, which arise or remain in effect from and after the Effective Date of the Amended Plan of Reorganization (the "Plan Effective Date") including without limitation those arising out of or in connection with the Amended Plan of Reorganization, the Notes, this Agreement or any other agreements between the Debtor and the Secured Parties. The Obligations shall specifically include any and all principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy, would accrue on such obligations), fees, expenses, indemnities or other obligations or liabilities, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created, or incurred, as well as any and all of such obligations or liabilities that are paid, to the extent such payment is avoided or recovered directly or indirectly from the Secured Parties as a preference, fraudulent transfer, or otherwise, together with any and all amendments, modifications, extensions or renewals of the foregoing.

ARTICLE II. GRANT AND ASSIGNMENT OF SECURITY INTEREST

To secure the payment and performance of the Obligations, the Debtor hereby ratifies, confirms, continues and regrants the pre-existing and continuing security interests in the Collateral, and assigns the Collateral, to KLP, as collateral agent for the ratable benefit of the Secured Parties (the "Koyah Collateral Agent") pursuant to and subject to the terms and conditions of the Intercreditor Agreement (as defined below), all with the same perfection and priority as the pre-existing security interests. Each of Ventures, Raven and Microcap hereby assigns all of their right, title and interest in the Collateral and their respective security interests therein to the Koyah Collateral Agent, for the purposes and on the terms and conditions set forth in the Intercreditor Agreement.

ARTICLE III. COVENANTS OF THE DEBTOR

The Debtor shall fully perform each of the covenants set forth below.

3.1 Further Documentation

Promptly upon request of the Koyah Collateral Agent and at the Debtor's expense up to the maximum amount set forth in Section 7.11, the Debtor (a) shall prepare, execute, deliver and file any

financing statement, any filing with the Patent and Trademark Office, Copyright Office or other applicable office, and any renewal, substitution or correction thereof or any other document and shall take any such further action as the Koyah Collateral Agent may require in perfecting or protecting the security interested granted by the Debtor under this Agreement or in otherwise obtaining the full benefits of this Agreement and (b) authorizes the Koyah Collateral Agent to prepare, execute, deliver and file any such documents and to take any such actions on behalf of the Debtor.

3.2 Patents, Trademarks and Copyrights

The Debtor represents and warrants that, to the best of its knowledge after reasonable investigation, Schedule 1 to this Agreement lists all Patents, Trademarks and Copyrights currently owned by the Debtor. Promptly upon any change in the Patents, Trademarks and Copyrights owned by the Debtor, the Debtor shall provide the Koyah Collateral Agent with an updated Schedule 1 listing all Patents, Trademarks and Copyrights then owned by the Debtor. The Debtor represents and warrants that, to the best of its knowledge after reasonable investigations, Schedule 2 to this Agreement lists all Patents, Trademarks and Copyrights currently licensed to the Debtor by third parties. Promptly upon any change in the Patents, Trademarks and Copyrights licensed to the Debtor, the Debtor shall provide the Koyah Collateral Agent with an updated Schedule 2 listing all Patents, Trademarks and Copyrights then licensed to the Debtor. The Debtor represents and warrants that (i) any Patents, Trademarks or Copyrights which were listed on Schedules 1 or 2 to the Existing Security Agreements which are not also listed on Schedules 1 or 2 to this Agreement, are the result of the expiration or abandonment of Patents, Trademarks and Copyrights and (ii) none of the Patents, Trademarks or Copyrights which were listed on Schedules 1 or 2 to the Existing Security Agreements have been sold, licensed, leased, transferred or otherwise disposed of by the Debtor since the respective dates of the Existing Security Agreements.

3.3 Pledges

Debtor shall promptly deliver and pledge to the Koyah Collateral Agent, endorsed or accompanied by instruments of assignment or transfer satisfactory to the Koyah Collateral Agent, any Collateral consisting of instruments, investment property, documents, general intangibles or chattel paper.

3.4 Control

The Debtor shall cooperate with the Secured Party in obtaining control with respect to any Collateral consisting of deposit accounts, investment property, letter of credit rights and electronic chattel paper.

3.5 Maintenance of Records

The Debtor shall keep and maintain satisfactory and complete records of the Collateral including but not limited to a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Debtor shall mark its books and records pertaining to the Collateral to evidence this Agreement and the security interest granted herein. Promptly upon request of

the Koyah Collateral Agent, the Debtor shall deliver and turn over to the Koyah Collateral Agent copies of all books and records pertaining to the Collateral.

3.6 Liens

The Debtor represents and warrants that, except for (i) existing licenses of Patents, Trademarks and Copyrights by the Debtor to third parties set forth on Schedule 3, (ii) new purchase money security interests in equipment only securing indebtedness or obligations up to a maximum of three hundred thousand dollars ($300,000) in the aggregate and (iii) liens in favor of the Koyah Collateral Agent for the benefit of the Secured Parties (collectively, the "**Permitted Liens**"), the Debtor owns the Collateral free and clear of all liens, charges, pledges, security interests, encumbrances or other claims or interests in the Collateral other than those possible pre-existing liens referred to on the Schedule of Exceptions attached hereto as Schedule 5. Except for the Permitted Liens, the Debtor will neither create nor permit the existence of any of the foregoing without the prior written consent of the Koyah Collateral Agent other than those possible pre-existing liens referred to on the Schedule of Exceptions attached hereto as Schedule 5.

3.7 Disposition of Collateral

The Debtor shall not sell, license, lease, transfer or otherwise dispose of any of the Collateral without the prior written consent of the Koyah Collateral Agent, except for sales of inventory, collection of rights to payment, and disposition of equipment or inventory which is obsolete or being replaced, all in the ordinary course of business in accordance with past practices.

3.8 Limitations on Amendments, Modifications, Terminations, Waivers and Extensions of Contracts and Agreements Giving Rise to Accounts

Without the prior written consent of Koyah Collateral Agent, the Debtor will not (a) amend, modify, terminate, waive or extend any provision of any agreement giving rise to an account, general intangible, instrument, chattel paper or other right to payment, licensing any Patents, Trademarks or Copyrights to the Debtor or by the Debtor or otherwise relating to the Collateral, in any manner that could reasonably be expected to have a material adverse effect on the value of any Collateral or (b) fail to exercise promptly and diligently every material and valuable right that it may have under each such agreement, other than any right of termination (which shall only be exercised with the prior written consent of the Koyah Collateral Agent).

3.9 Indemnification

The Debtor agrees to pay, and to indemnify the Secured Parties and the Koyah Collateral Agent and hold the Secured Parties and the Koyah Collateral Agent harmless from, all liabilities, costs and expenses (including legal fees and expenses) in connection with protecting or realizing on the Collateral, enforcing any rights or remedies of the Secured Parties and the Koyah Collateral Agent or otherwise arising out of this Agreement. In any suit, proceeding or action brought by the Secured Parties or the Koyah Collateral Agent under any account or other right to payment to enforce payment of any sum owing thereunder or to enforce any provisions of any account or other right to payment, the Debtor will indemnify the Secured Parties and the Koyah Collateral Agent and hold the Secured Parties

and the Koyah Collateral Agent harmless from all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment, reduction or liability whatsoever of any account debtor thereunder arising out of a breach by the Debtor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or its successors from the Debtor.

3.10 Further Identification of Collateral

The Debtor will furnish to the Koyah Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Koyah Collateral Agent may request, all in reasonable detail.

3.11 Notices

The Debtor will advise the Koyah Collateral Agent promptly in reasonable detail (a) of any lien, charge, pledge, security interest, encumbrance or other claim or interest asserted against any of the Collateral other than the Permitted Liens or those possible pre-existing liens referred to on the Schedule of Exceptions attached hereto as Schedule 5 and (b) of the occurrence of any other event that could reasonably be expected to have a material adverse effect on the Collateral.

3.12 Changes in Locations, Name, Etc.

The Debtor will not (a) change its state of organization, (b) change the location of its chief executive office/chief place of business or remove its books and records from the locations set forth in Schedule 4 to this Agreement or (c) change its name, identity or structure to such an extent that any financing statement filed by or on behalf of the Secured Parties in connection with this Agreement would become ineffective or seriously misleading, unless it shall have given the Koyah Collateral Agent at least 30 days prior written notice thereof.

3.13 Further Assurances

The Debtor agrees to take all actions which the Koyah Collateral Agent may request to perfect or maintain the perfection of, or to otherwise protect, the security interest granted herein and the Debtor authorizes the Koyah Collateral Agent to take such actions on behalf of the Debtor, including without limitation (a) filing (including electronic or facsimile filing) financing statements describing the Collateral, which may include descriptions broader than as set forth in this Agreement and (b) filing any documents with the Patent and Trademark Office, Copyright Office or any other applicable office. The Debtor agrees that where allowed by law, a carbon, photographic or other reproduction of a financing statement or this Agreement is sufficient as a financing statement.

3.14 Insurance

The Debtor (a) will keep the Collateral continuously insured at its expense against fire, theft, and other hazards in amounts and with insurers as shall be sufficient to fully protect the Collateral, as reasonably approved by the Koyah Collateral Agent, (b) will include in such policies of insurance to the Koyah Collateral Agent clauses making any loss payable to the Koyah Collateral Agent as its interest may appear and agreeing to notify Koyah Collateral Agent of any cancellation or threatened cancellation

not less than 30 days prior to the effective date of such cancellation and (c) will deliver copies of such policies of insurance to the Koyah Collateral Agent upon request.

ARTICLE IV. REPRESENTATIONS AND WARRANTIES

The Debtor hereby makes the following representations and warranties:

4.1 Title to Collateral

Except for the Permitted Liens, the Debtor has good and marketable title to all of the Collateral, free and clear of all liens, charges, pledges, security interests, encumbrances or other claims or interests other than those possible pre-existing liens referred to on the Schedule of Exceptions attached hereto as Schedule 5.

4.2 No Impairment of Collateral

None of the Collateral shall be impaired or jeopardized because of the security interest granted herein.

4.3 Location of Records

The address(es) of the office where the books and records of the Debtor are kept concerning the Collateral is set forth on Schedule 4 to this Agreement.

4.4 State of Organization

The Debtor's state of organization is set forth on Schedule 4 to this Agreement.

4.5 Chief Executive Office

The Debtor's chief executive office and chief place of business is located at the address set forth on Schedule 4 to this Agreement.

4.6 Trade Names

The Debtor conducts its business only under its legal name except for any additional trade names set forth on Schedule 4 to this Agreement.

4.7 Amended Plan of Reorganization and Corporate Matters

(a) Debtor has not less than 22,500,000 and not more than 23,000,000 shares of common stock issued and outstanding as of the Plan Effective Date.

(b) Debtor (i) is a corporation duly organized, validly existing and in good standing under the laws of Delaware; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing under any foreign corporation laws in each jurisdiction where the failure to be so qualified or licensed

could reasonably be expected to have a material adverse effect on the business, assets, operations, prospects or financial or other condition of Debtor.

(c) The execution, delivery and performance by Debtor of this Agreement, the Notes, the Consolidated, Amended and Restated Stock Pledge Agreement dated the date hereof between the Debtor and the Secured Parties and any other agreements or documents with or executed in favor of the Secured Parties in connection with the Amended Plan of Reorganization (the "**Transaction Documents**") and the performance and consummation by Debtor of the transactions contemplated thereunder have been duly authorized by all necessary corporate action on the part of Debtor and no other corporate proceedings on the part of Debtor are necessary to authorize the Transaction Documents or the performance or consummation of any of the transactions contemplated thereby.

(d) The Transaction Documents have been duly executed and delivered by Debtor and constitute valid and binding obligations of Debtor, enforceable against Debtor in accordance with their terms, except as enforceability may be limited by bankruptcy and other laws affecting the rights and remedies of creditors generally and general principles of equity.

(e) The execution and delivery by Debtor of the Transaction Documents and the performance and consummation of the transactions contemplated thereby, do not and will not: (i) violate Debtor's Articles of Incorporation or Bylaws ("Charter Documents") or any material judgment, order, writ, decree, statute, rule or regulation applicable to Debtor, including without limitation any order of the Court in the Bankruptcy; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other person or entity to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which Debtor is a party or by which it is bound; or (iii) result in the creation or imposition of any lien upon any property, asset or revenue of Debtor (except in favor of Secured Parties) or the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization or approval applicable to Debtor, its business or operations, or any of its assets or properties.

(f) No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other person or entity (including, without limitation, the shareholders of any person or entity or the Court in the Bankruptcy) is required in connection with the execution and delivery of the Transaction Documents by Debtor and the performance and consummation of the transactions contemplated thereby.

(g) [Intentionally omitted]

(h) No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Debtor, threatened against Debtor at law or in equity in any court or before any other governmental authority that if adversely determined would enjoin, either directly or indirectly, the execution, delivery or performance by Debtor of the Transaction Documents or the transactions contemplated thereby.

(i) [Intentionally omitted]

(j) Debtor confirms, acknowledges and agrees that the Secured Parties are under no obligation to make any further advances to Debtor under the Notes, to grant any extension of the maturity date of the Notes, to convert any loans outstanding under the Notes into equity, to release any collateral or to otherwise amend or modify the Transaction Documents.

(k) The Debtor has total assets in excess of $2,000,000 according to its most recent financial statements, which are dated not more than ninety (90) days prior to the date of this Agreement and the loans contemplated by the Notes and were prepared (i) in accordance with generally accepted accounting principles (and on a consolidated basis if the Debtor has consolidated subsidiaries) or (ii) in accordance with the rules and requirements of the Securities and Exchange Commission, whether or not required by law to be prepared in accordance with those rules and requirements. The Debtor, and its officers and directors, have a pre-existing business relationship with the Secured Parties.

ARTICLE V. THE SECURED PARTIES' RIGHTS WITH RESPECT TO THE COLLATERAL

5.1 No Duty on the Secured Parties' Part

The Secured Parties and the Koyah Collateral Agent shall not be required to realize upon any Collateral, except at their option upon the occurrence of any Event of Default (after taking into account the expiration of any applicable grace period specified in the definition of Event of Default); collect the principal, interest or payment due thereon or exercise any rights or options of the Debtor pertaining thereto; make presentment, demand or protest; give notice of protest, nonacceptance or nonpayment; or do any other thing for the protection, enforcement or collection of any Collateral. The powers conferred on the Secured Parties and the Koyah Collateral Agent hereunder are solely to protect the Secured Parties' interests in the Collateral and shall not impose any duty upon the Secured Parties or the Koyah Collateral Agent to exercise any such powers. The Secured Parties and the Koyah Collateral Agent shall be accountable only for amounts actually received as a result of the exercise of such powers; and shall not be responsible to the Debtor for any act or failure to act hereunder.

5.2 Negotiations with Account Debtors

Upon the occurrence of any Event of Default (after taking into account the expiration of any applicable grace period specified in the definition of Event of Default), the Koyah Collateral Agent may, in its sole discretion, extend or consent to the extension of the time of payment or maturity of any instruments, accounts, chattel paper, general intangibles or other rights to payment.

5.3 Right to Assign

The Secured Parties and the Koyah Collateral Agent may assign or transfer the whole or any part of the Obligations and may transfer therewith as collateral security the whole or any part of the Collateral; and all obligations, rights, powers and privileges herein provided shall inure to the benefit of the assignee and shall bind the successors and assigns of the parties.

5.4 Duties Regarding Collateral

Beyond the safe custody thereof, the Secured Parties and the Koyah Collateral Agent shall not have any duty as to any Collateral in its possession or control, or as to any preservation of any rights of or against other parties.

5.5 Collection From Account Debtors

Upon thc occurrence of any Event of Default (after taking into account the expiration of any applicable grace period specified in the definition of Event of Default), the Debtor (i) shall, upon demand by the Koyah Collateral Agent (and without any further grace or cure period), notify all account debtors to make payment to the Koyah Collateral Agent of any amounts due or to become due, (ii) authorizes the Koyah Collateral Agent to contact the account debtors for the purpose of having all or any of them pay their obligations directly to the Koyah Collateral Agent; and (iii) shall upon demand by the Koyah Collateral Agent, enforce collection of any indebtedness owed to it by account debtors.

5.6 Inspection

From time to time at reasonable times and prior to an Event of Default (after taking into account the expiration of any applicable grace period specified in the definition of Event of Default), upon at least twenty-four (24) hours notice, the Koyah Collateral Agent and its designees, may inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Debtor in connection with the Collateral.

ARTICLE VI. THE SECURED PARTIES' RIGHTS AND REMEDIES

6.1 Acceleration; Remedies

Upon the occurrence of any Event of Default (after taking into account the expiration of any applicable grace period specified in the definition of Event of Default), the Secured Parties and the Koyah Collateral Agent shall have all rights and remedies available to it under the Notes, this Agreement, and any other documents or agreements or available at law or in equity, including without limitation the Uniform Commercial Code, and the Secured Parties and the Koyah Collateral Agent may proceed to enforce any or all of such rights and remedies or realize on any or all security or guaranties for the Obligations in any manner or order it deems expedient without regard to any equitable principles of marshaling or otherwise. No failure or delay on the part of the Secured Parties or the Koyah Collateral Agent in exercising any right, power or privilege hereunder and no course of dealing shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any right, power or privilege. The rights and remedies of the Secured Parties and the Koyah Collateral Agent are cumulative and not exclusive of any rights or remedies that they would otherwise have. No notice to or demand on the Debtor, in any case, shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or shall constitute a waiver of the right of the Secured Parties or the Koyah Collateral Agent to any other or further action in any circumstances without notice or demand.

6.2 Notice of Sale

The Debtor hereby acknowledges and agrees that written notice mailed to the Debtor and its counsel at their addresses designated herein ten days prior to the date of public or private sale of any of the Collateral shall constitute commercially reasonable notice.

6.3 Disposition of Collateral

In addition to all other rights and remedies available to the Secured Parties or the Koyah Collateral Agent upon the occurrence of an Event of Default (after taking into account the expiration of any applicable grace period specified in the definition of Event of Default), the Koyah Collateral Agent may dispose of any of the Collateral at public or private sale in its then present condition or following such preparation and processing as the Koyah Collateral Agent deems commercially reasonable. Such sale may include licensing of the Collateral on an exclusive or non-exclusive basis, on a worldwide or geographically limited basis and on an all-uses or limited uses basis. For the purpose of enabling the Koyah Collateral Agent to exercise its rights and remedies hereunder, the Debtor hereby grants to the Koyah Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Debtor) to use, license or sub-license any of the Collateral upon the occurrence of an Event of Default (after taking into account the expiration of any applicable grace period specified in the definition of Event of Default), including in such license access to all media in which any of the Collateral may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The Koyah Collateral Agent has no duty to prepare or process the Collateral prior to sale. The Koyah Collateral Agent may disclaim warranties of title, possession, quiet enjoyment and the like. Such actions by the Koyah Collateral Agent shall not affect the commercial reasonableness of the sale. Further, the Koyah Collateral Agent may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

ARTICLE VII. GENERAL PROVISIONS

7.1 The Secured Parties' Appointment as Attorney-in-Fact

(a) Until the Obligations have been fully and finally discharged, the Debtor hereby irrevocably constitutes and appoints the Koyah Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name, from time to time in the Koyah Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement; and without limiting the generality of the foregoing, the Debtor hereby gives the Koyah Collateral Agent the power and right, on behalf of the Debtor, without consent by or notice to the Debtor, to do the following:

(i) upon the occurrence of any Event of Default (after taking into account the expiration of any applicable grace period specified in the definition of Event of Default), to transfer to the Koyah Collateral Agent or to any other person all or any of the Collateral, to

endorse any instruments pledged to the Koyah Collateral Agent and to fill in blanks in any transfers of Collateral, powers of attorney or other documents delivered to the Koyah Collateral Agent;

(ii) to pay or discharge taxes and liens levied or placed on or threatened against the Collateral;

(iii) upon the occurrence of any Event of Default (after taking into account the expiration of any applicable grace period specified in the definition of Event of Default), (A) to take possession of, endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any account, instrument or general intangible or with respect to any other Collateral and (B) to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Koyah Collateral Agent for the purpose of collecting all such moneys due under any account, financial assets, instrument, investment property, or general intangible or with respect to any other Collateral whenever payable; and

(iv) upon the occurrence of any Event of Default (after taking into account the expiration of any applicable grace period specified in the definition of Event of Default), (A) to direct any party liable for any payment under any of the Collateral to make payment of all moneys due or to become due thereunder directly to the Koyah Collateral Agent or as the Koyah Collateral Agent shall direct; (B) to ask for, demand, collect and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Debtor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharge or releases as the Koyah Collateral Agent may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Koyah Collateral Agent were the absolute owner thereof for all purposes; and to do, at the Koyah Collateral Agent's option and the Debtor's expense, at any time or from time to time, all acts and things that the Koyah Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Koyah Collateral Agent's security interest therein and to effect the intent of this Agreement, all as fully and effectively as the Debtor might do.

(b) The Debtor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

(c) The Debtor also authorizes the Koyah Collateral Agent, at any time and from time to time, to execute, in connection with the sale provided for in Article VI hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

(d) The powers conferred on the Secured Parties and the Koyah Collateral Agent hereunder are solely to protect the Koyah Collateral Agent's and the Secured Parties' interests in the Collateral and shall not impose any duty upon the Secured Parties or the Koyah Collateral Agent to exercise any such powers. The Koyah Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act hereunder.

(e) The Debtor shall pay or reimburse the Koyah Collateral Agent for all costs and expenses, including attorneys' fees, incurred by the Koyah Collateral Agent while acting as the Debtor's attorney-in-fact hereunder.

7.2 Termination of Agreement

This Agreement shall remain in full force and effect until the Obligations have been fully and finally discharged.

7.3 Severability

If any provision of this Agreement is for any reason and to any extent determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement will be unaffected and interpreted so as best to reasonably effect the intent of the parties hereto. Such void or unenforceable provision of this Agreement shall be replaced with a valid and enforceable provision so as to achieve, to the greatest extent possible, the economic, business and other purposes of the void or unenforceable provision.

7.4 Waiver

No waiver by any party of any breach of any provision hereof shall constitute a waiver of any other breach of that or any other provision hereof.

7.5 Assignment

All rights, powers, privileges and immunities herein granted to the Secured Parties and the Koyah Collateral Agent shall extend to their successors and assigns and any other legal holder of the Obligations or this Agreement, with full right by the Secured Parties and the Koyah Collateral Agent to assign and/or sell the same.

7.6 Successors

The rights and obligations of the parties hereto shall inure to the benefit of, and be binding and enforceable upon, the respective successors and assigns of the parties.

7.7 Entire Agreement

This Agreement constitutes the entire agreement of the parties hereto concerning the subject matter hereof, all prior discussions, proposals, negotiations and understandings having been merged herein. This Agreement or any provision hereof may be (i) modified or amended, but only by a writing signed by all parties at such time or (ii) waived (either generally or in a particular instance, either retroactively or prospectively, either for a specified period of time or indefinitely, either with or without consideration), but only by a writing signed by the party granting such waiver.

7.8 Intercreditor Agreement.

The terms and conditions of this Agreement shall also be governed by and subject to the terms and conditions of an Amended and Restated Intercreditor Agreement dated as of January 31, 2006, among Debtor, KLP, KP, Raven, Ventures and Microcap (the **"Intercreditor Agreement"**).

7.9 Governing Law; Jurisdiction; Venue; Jury Trial

Consistent with the governing law and venue provisions of the Intercreditor Agreement, this Agreement shall be governed by, and interpreted under, the laws of the State of Washington applicable to contracts made and to be performed therein, without giving effect to the principles of conflicts of law. The parties hereby (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement or the other Transaction Documents must be instituted (a) until the Debtor's Chapter 11 case in the Bankruptcy has been closed by the entry of a final decree, in the Bankruptcy Court for the Bankruptcy and (b) thereafter, in a federal or state court located in the County of Spokane, State of Washington, (ii) irrevocably submit to the jurisdiction of any such court and waive any objection to the laying of venue in, or the inconvenience of, such forum and (iii) irrevocably waive all rights to trial by jury in any action, suit or proceeding arising out of or related to this Agreement or the other Transaction Documents.

7.10 Notices

All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile or email (with acknowledgment of complete transmission) to each party at the address (or at such other address for a party as shall be specified by like notice) set forth below; provided, however, that notices sent by mail will not be deemed given until received.

"Debtor"
Aura Systems, Inc.
2330 Utah Avenue
El Segundo, CA 90245
Attn: Melvin Gagerman, CFO
Fax: 310-643-7457
E-Mail: mgagerman@aurasystems.com

With Copies to:
Ron Bender, Esq.
Levene, Neale, Bender, Rankin & Brill LLP
10250 Constellation Blvd., Suite 1700
Los Angeles, CA 90067
Fax: 310-229-1244
E-Mail: rb@lnbrb.com

Ronald M. Dorfman
Law Offices of Ronald M. Dorfman
11400 W. Olympic Blvd., 9th Floor
Los Angeles, CA 90064
Fax: 310-820-7000
E-mail: dorf27@aol.com

"Secured Party"
Koyah Leverage Partners, L.P., as Koyah Collateral Agent
c/o ICM Asset Management, Inc.
W. 601 Main Avenue, Suite 600
Spokane, WA 99201
Attn: Robert Law
Fax: 509-444-4500
E-Mail: robertl@icmasset.com

7.11 Costs and Expenses

The Debtor hereby agrees to pay to the Secured Parties and the Koyah Collateral Agent upon demand all costs and expenses, including attorney's fees, incurred in connection with the administration of this Agreement, including without limitation all filings or other actions required by the Secured Parties or the Koyah Collateral Agent in connection with perfecting or otherwise protecting the security interest granted hereunder, up to a maximum of fifteen thousand dollars ($15,000) for costs and expenses of this type incurred in connection with this Agreement and the related Consolidated, Amended and Restated Stock Pledge Agreement and Amended and Restated Intercreditor Agreement each dated as of the date hereof. In addition, the Debtor hereby agrees to pay to the Secured Parties and the Koyah Collateral Agent upon demand all costs and expenses, including attorney's fees, incurred in connection with the enforcement of this Agreement, collection of the Obligations and the protection, preservation, collection or sale of or other realization upon the Collateral, including without limitation in any out-of-court workout, any court action, any appeal or any bankruptcy proceeding.

7.12 Counterparts

This Agreement may be executed in any number of counterparts, each of each of which will be an original, but all of which together will constitute one and the same instrument.

7.13 Title and Subtitles

The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

7.14 Effective Date

Although executed and delivered subsequently, this Agreement is dated, and shall be effective, as of January 31, 2006, which is the Effective Date of the Amended Plan of Reorganization.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Debtor and the Secured Parties have caused this Agreement to be duly executed and delivered by their duly authorized Officers, effective as of the day and year first above written.

"Debtor"
AURA SYSTEMS, INC.

By: ____________________
Name: MELVIN GAGERMAN
Title: CEO

"Secured Parties"
KOYAH LEVERAGE PARTNERS, L.P., as Secured Party and Koyah Collateral Agent
By: Koyah Ventures LLC, its general partner

By: ____________________
Name: Robert J. Law
Title: Vice Pres.

KOYAH PARTNERS, L.P.
By: Koyah Ventures LLC, its general partner

By: ____________________
Name: Robert J. Law
Title: Vice President

KOYAH VENTURES, LLC

By: ____________________
Name: Robert J. Law
Title: Vice President

RAVEN PARTNERS, L.P.
By: Koyah Ventures LLC, its general partner

By: ____________________
Name: Robert J. Law
Title: Vice President

KOYAH MICROCAP PARTNERS MASTER FUND, L.P.
By: Koyah Ventures LLC, its general partner

By: ____________________
Name: Robert J Law
Title: Vice President

[Signature Page to Consolidated, Amended and Restated Security Agreement]
I:\Spodocs\28601\00026\agree\00391857.DOC (Ver. 3)

EXHIBIT A

INSTRUMENTS EVIDENCING AND SECURING THE PRIOR LOANS TO THE DEBTOR BY THE SECURED PARTIES

Koyah Leverage Partners, L.P. and Koyah Partners, L.P.

(a) an Agreement between Koyah Leverage Partners, L.P., Koyah Partners, L.P. and the Company dated as of July 24, 2003, as subsequently amended;

(b) four Convertible Promissory Notes each dated July 24, 2003 executed by the Company as follows: (i) Promissory Note (Term) - Koyah Partners, L.P. in the amount of $120,519.44; (ii) Promissory Note (Term) - Koyah Leverage Partners, L.P. in the amount of $482,077.78; (iii) Promissory Note (Multiple Advance) - Koyah Partners, L.P. in the amount of $200,000; and (iv) Promissory Note (Multiple Advance) - Koyah Leverage Partners, L.P. in the amount of $800,000, each as subsequently amended;

(c) a Security Agreement dated as of July 24, 2003 made by the Company in favor of Koyah Leverage Partners, L.P. as collateral agent for Koyah Leverage Partners, L.P. and Koyah Partners, L.P., as subsequently amended;

(d) an Amendment and Waiver Agreement dated as of August 6, 2003 between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P.;

(e) an Additional Advance Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of August 18, 2003;

(f) a Stock Pledge Agreement made by the Company in favor of Koyah Leverage Partners, L.P., as collateral agent for Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of August 18, 2003;

(g) an Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of August 21, 2003;

(h) a Second Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of September 18, 2003;

(i) a Third Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of September 30, 2003;

(j) a Fourth Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of October 16, 2003;

(k) a Fifth Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of October 27, 2003;

(l) a Sixth Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of November 11, 2003;

(m) a Seventh Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of November 25, 2003;

(n) an Eighth Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of December 19, 2003;

(o) a Ninth Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of January 8, 2004;

(p) a Security Agreement Amendment between the Company and Koyah dated as of January 15, 2004;

(q) a Tenth Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of March 10, 2004;

(r) an Eleventh Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of March 11, 2004;

(s) a Twelfth Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of March 18, 2004;

(t) an Thirteenth Amendment Agreement between the Company and Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of April 5, 2004;

(u) a Fourteenth Amendment Agreement between the Company and Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of April 30, 2004;

(v) a Fifteenth Amendment Agreement between the Company and Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of June 3, 2004; and

(w) a UCC financing statement filed under Delaware filing number 3193760-9 as amended under filing number 4013694; and filings with the USPTO on the Company's (i) Patent Reg. Nos. US 5,734,217, US 6,157,175, US 2202313, US 2477031, US 2372115, US 1991593 and US 2196818, (ii) Patent Application Serial Nos. 09/939116, 09/938967, 752337652, 75141345,

75141344, 09/799,973, 00/03815, 01/50683 and 01/50762, and (iii) numerous trademarks and trademark applications.

Koyah Ventures LLC

(x) an Agreement between Koyah Ventures LLC and the Company dated as of June 14, 2004, as subsequently amended;

(y) a Convertible Promissory Note dated June 14, 2004 executed by the Company to Koyah Ventures LLC in the amount of $300,000, as subsequently amended;

(z) a Security Agreement between Koyah Ventures LLC and the Company dated as of June 14, 2004;

(aa) a Stock Pledge Agreement between Koyah Ventures LLC and the Company dated as of June 14, 2004;

(bb) an Amendment Agreement between Koyah Ventures LLC and the Company dated as of June 9, 2004; and

(cc) a UCC financing statement filed under Delaware filing number 4169386-2.

Raven Partners, L.P.

(dd) an Agreement between Raven Partners, L.P. and the Company dated as of June 14, 2004, as subsequently amended;

(ee) a Convertible Promissory Note dated June 14, 2004 executed by the Company to Raven Partners, L.P. in the amount of $100,000;

(ff) a Security Agreement between Raven Partners, L.P. and the Company dated as of June 14, 2004;

(gg) a Stock Pledge Agreement between Raven Partners, L.P. and the Company dated as of June 14, 2004; and

(hh) a UCC financing statement filed under Delaware filing number 4169385-4.

Koyah Microcap Partners Master Fund, L.P.

(ii) an Agreement between Koyah Microcap Partners Master Fund, L.P. and the Company dated as of December 16, 2004, as subsequently amended;

(jj) a Convertible Promissory Note dated December 16, 2004 executed by the Company to Koyah Microcap Partners Master Fund, L.P. in the amount of $220,000;

(kk) a Security Agreement between Koyah Microcap Partners Master Fund, L.P. and the Company dated as of December 16, 2004;

(ll) a Stock Pledge Agreement between Koyah Microcap Partners Master Fund, L.P. and the Company dated as of December 16, 2004;

(mm) a UCC financing statement filed under Delaware filing number 4356479-8;

(nn) an Agreement between Koyah Microcap Partners Master Fund, L.P. and the Company dated as of December 23, 2004, as subsequently amended; and

(oo) a Convertible Promissory Note dated December 23, 2004 executed by the Company to Koyah Microcap Partners Master Fund, L.P. in the amount of $210,000.

SCHEDULE 1

Patent and Patent Applications,
Trademark and Trademark Applications
and
Copyrights and Copyright Applications Owned by the Debtor

Status Report - U.S. Patents

Matter No.	Title	Serial No. Filing Date	Patent No. Issue Date	Maintenance Fees due	Status	Remarks
P166 1	Umtv Electeronic Switch Matrix Array Ii	07/ 4/3/1990				Aura 90-05
Inventors:	Walter Gonzalez, Andrei					
P015	Mobile Power Generation System	09/ 259899 2/26/1999	6,157,175 12/5/2000	6/5/2004 6/5/2008 6/5/2012	Issued	Aura 98-10
Inventors:	Fernando Morinigo, Keith Stuart, Richard Ulinski					
P016	Thin Film Actuated Mirror Array	08/ 200861 2/23/1994	5,481,396 1/2/1996	7/2/1999 7/2/2003 7/2/2007	Issued	Aura 93-51
Inventors:	Jeong B. Ji, Gregory Um					
P085 2	Monolithic Prestressed Ceramic Devices And Method For Making Same	08/ 435698 5/5/1995	5,589,725 12/31/1996	6/30/2000 6/30/2004 6/30/2008	Issued	Aura 94-22 Division of Ser. No. 21,367, Feb. 23, 1993, Pat. No. 5,471,721.
Inventors:	Gene H. Haertling					
P162	N-stage Predicted Feedback-based Compression And Decompression Of Spectra Of Stochastic Data Using Convergent Incompleteautoregressive Models	08/ 944038 9/29/1997	6,032,113 2/29/2000	8/29/2003 8/29/2007 8/29/2011	Issued	Aura 97-11 Utility appl. of provisional Ser. No. 027,569, Oct. 2, 1996.
Inventors:	Daniel Graupe					
P114 3	Electromagnetic Valve	09/ 146738 9/3/1998	6,082,315 7/4/2000	1/4/2004 1/4/2008 1/4/2012	Issued	Aura 99-08 verified on CPI 12/17/2002 gafp
Inventors:	Leo E. Schneider					

Status Report - U.S. Patents

Matter No.	Title	Serial No. Filing Date	Patent No. Issue Date	Maintenance Fees due	Status	Remarks
P155	Blind Adaptive Filtering Of Unknown Signals In Unknown Noise In Quasi-closed Loop System	08/ 632998 4/16/1996	5,768,392 6/16/1998	12/16/2001 12/16/2005 12/16/2009	Issued	Aura 96-07
Inventors:	Daniel Graupe					
P230	Servo Control System For An Electromagnetic Valve Actuator Used In An Internal Combustion Engine	09/ 281581 3/30/1999	6,158,403 12/12/2000	6/12/2004 6/12/2008 6/12/2012	Issued	
Inventors:	Patrick Berecewicz, Michael Guidry, Leo E. Schneider, John Sharples					
P231	Electromagnetic Valve Actuator With Mechanical End Position Clamp Or Latch	09/ 181023 10/27/1998	6,267,351 7/31/2001	1/31/2005 1/31/2009 1/31/2013	Issued	
Inventors:	Leo E. Schneider					
P235x	Bi-directional Power Supply Circuit	09/ 938967 8/24/2001	6700802 3/2/2004	9/2/2007 9/2/2011 9/2/2015	Issued	Provisional of Ser. No. 258,917, Dec. 29, 2000* and Continuation-in-part of PCT/US00/03815, Feb. 14, 2000 (*)DATA INCONSISTENT WITH PTO RECORDS.
Inventors:	Richard J. Ulinski, Khaliqur Rahman, Hugh C. Clarke, W. Stephen Heitz					
P232x	Mobile Power Generation System	09/ 939116 8/24/2001	6700214 3/2/2004	9/2/2007 9/2/2011 9/2/2015	Issued	Provisional of Ser. No. 258,917, Dec. 29, 2000* and a Continuation-in-part of PCT/US00/03815, Feb. 14, 2000 (*)DATA INCONSISTENT WITH PTO RECORDS.
Inventors:	Richard J. Ulinski, Khaliqur Rahman, Hugh C. Clarke, W. Stephen Heitz					
P043	Non-linear Deterministic Stochastic Filtering Method And System	08/ 241179 5/10/1994	5,721,694 2/24/1998	8/24/2001 8/24/2005 8/24/2009	Issued; 1st maintenance fee naid	Aura 95-03 Added to CPI via e-mail by jw 12/4/2002
Inventors:	Daniel Graupe					

Status Report - U.S. Patents

Matter No.	Title	Serial No. Filing Date	Patent No. Issue Date	Maintenance Fees due	Status	Remarks
P065	Electromagnetically Actuated Compressor Valve	08/ 122691 9/17/1993	5,352,101 10/4/1994	4/4/1998 4/4/2002 4/4/2006	Issued; 1st maintenance fee naid	Aura 93-43 Division of Ser. No. 988,280, Dec. 91992, whic is a continuation-in-part of Ser. No. 957,194, Oct. 10, 1992, Pat. No. 5,222,714.
Inventors:	Fernando B. Morinigo, Keith O. Stuart					
P048	Electromagnetically Actuated Valve	08/ 084737 6/28/1993	5,548,263 8/20/1996	2/20/2000 2/20/2004 2/20/2008	Issued; 1st maintenance fee naid	Aura 93-16 verified on CPI 12/17/2002 gafp
Inventors:	Dennis C. Bulgatz, Fernando B. Morinigo, Christopher Sortore, Keith O. Stuart					
P041	Magnetic Material	08/ 013766 2/4/1993	5,334,265 8/2/1994	2/2/1998 2/2/2002 2/2/2006	Issued; 1st maintenance fee naid	Aura 92-21 Added to CPI via e-mail by jw 12/4/2002
Inventors:	Alexander Savitch, Rady E. Shalin, Evgeny B. Kachanov, Alexander F. Petrakov, Vadim P.					
P067	Electromagnetically Actuated Reciprocating Compressor Driver	08/ 122694 9/17/1993	5,354,185 10/11/1994	4/11/1998 4/11/2002 4/11/2006	Issued; 1st maintenance fee naid	Aura 93-39 Division of Ser. No. 15,182, Feb. 1, 1993, which is a Continuation-in-part of Ser. No. 988,280, Dec. 9,1992, which is a continuatio-in-part of Ser. No. 957,194, Oct. 2 , 1992, Pat. No. 5,222,714.
Inventors:	Fernando B. Morinigo, Keith O. Stuart					
P038	Electromagnetic Re-draw Sleeve Actuator	08/ 019053 2/18/1993	5,325,699 7/5/1994	1/5/1998 1/5/2002 1/5/2006	Issued; 1st maintenance fee naid	Aura 93-03 Continuation of Ser. No. 730,634, Jul. 16, 1991, Pat. No. 5,325,699.
Inventors:	Keith O. Stuart					
P144	Monomorph Thin Film Actuated Nirror Array	08/ 424148 4/17/1995	5,710,657 1/20/1998	7/20/2001 7/20/2005 7/20/2009	Issued; 1st maintenance fee naid	Aura 95-07 Continuation-in-part of Ser. No. 200,861, Feb. 23, 1994, Pat. No. 5,481,396. verified on CPI 12/17/2002 gafp
Inventors:	Gregory Um					

Status Report - U.S. Patents

Matter No.	Title	Serial No. Filing Date	Patent No. Issue Date	Maintenance Fees due	Status	Remarks
P150	Thin Film Actuated Mirror Array	08/ 480032 6/7/1995	5,589,084 12/31/1996	6/30/2000 6/30/2004 6/30/2008	Issued; 1st maintenance fee naid	Aura 95-13 Division of Ser. No. 200,861, Feb. 23, 1994, Pat. No. 5,481,396.
Inventors:	Jeong B. Ji, Gregory Um					
P203	High Efficiency Solenoid	07/ 680249 4/3/1991	5,162,767 11/10/1992	5/10/1996 5/10/2000 5/10/2004	Issued; 1st maintenance fee naid	Aura 91-13 verified on CPI 12/17/2002 gafp
Inventors:	David Lee, Christopher K. Sortore					
P154	Electromagnetically Actuated Valve	08/ 630694 4/12/1996	5,782,454 7/21/1998	1/21/2002 1/21/2006 1/21/2010	Issued; 1st maintenance fee naid	Aura 96-06 The term of this patent will not extend beyond the expiration date of Pat. No. 5,222,714 and 5,548,263. Divisional of Ser. No. 84,737, Jun. 28, 1993, Pat. No. 5,548,263, which is a Continuation-in-part of Ser. No. 957,194, Oct. 5, 1992, Pat. No. 5,222,714.
Inventors:	Dennis C. Bulgatz, Fernando B. Morinigo, Christopher Sortore, Keith O. Stuart					
P194	Variable Gain Servo Assist	07/ 921932 7/29/1992	5,207,239 5/4/1993	11/4/1996 11/4/2000 11/4/2004	Issued; 1st maintenance fee naid	Aura 92-07 Continuation-in-part of Ser. No. 738,193, Jul. 30, 1991, Pat. No. 5,135,070. verified on CPI 12/17/2002 gafp
Inventors:	J. David Schwitalla					
P157	Piezoelectric Actuator	08/ 622611 3/25/1996	5,616,982 4/1/1997	10/1/2000 10/1/2004 10/1/2008	Issued; 1st maintenance fee naid 1/10/2005 - please update remarks as follows from USPTO's website:	Aura 97-01 Continuation of Ser. No. 08/363210 filed 12/21/1994 abandoned which is a continuation of Ser. No. 08/107251 filed 8/16/1993 abandoned which is a division of Ser. No. 07/885727 filed 5/18/1992 Patent No. 5,260,798 which is a Continuation-in-part of Ser. No. 07/448748 filed 12/11/1989 Patent No. 5,126,836 which is a Continuation-in-part of Ser. No. 07/429987 filed 11/1/1989 Patent No. 5,150,205.
Inventors:	Gregory Um, Andrei Szilagyi					

Status Report - U.S. Patents

Matter No.	Title	Serial No. Filing Date	Patent No. Issue Date	Maintenance Fees due	Status	Remarks
P119	Double Ended Field Coil Actuator	08/ 871313 6/9/1997	5,768,395 6/16/1998	12/16/2001 12/16/2005 12/16/2009	Issued; 1st maintenance fee naid	Aura 98-03
Inventors:	Keith O. Stuart, Dennis C. Bulgatz					
P209	Scene Projector	07/ 779540 10/18/1991	5,245,369 9/14/1993	3/14/1997 3/14/2001 3/14/2005	Issued; 1st maintenance fee naid	Aura 91-06 Continuation-in-part of Ser. No. 448,748, Dec. 11, 1989, Pat. No. 5,126,836, whichn is a continuation-in-part of Ser. No. 429,987, Nov. 1, 1989, Pat. No. 5,150,205. verified on CPI 12/17/2002 gafp
Inventors:	Gregory Um, Yeon H. Lee					
P161	Stagerred Elctromagnetically Actuated Valve Design	08/ 729851 10/15/1996	5,720,468 2/24/1998	8/24/2001 8/24/2005 8/24/2009	Issued; 1st maintenance fee naid	Aura 97-09 verified on CPI 12/17/2002 gafp
Inventors:	Fernando B. Morinigo					
P101	Thin Film Actuated Mirror Array For Providing Double Tilt Angle	08/ 424149 4/17/1995	5,689,380 11/18/1997	5/18/2001 5/18/2005 5/18/2009	Issued; 1st maintenance fee naid	Aura 95-06 Continuation-in-part of Ser. No. 200,861, Feb. 23, 1994, Pat. No. 5,481,396. verified on CPI 12/17/2002 gafp
Inventors:	Gregory Um					
P206	Piezoelectric And Electrostructive Actuators	07/ 779345 10/18/1991	5,175,465 12/29/1992	6/29/1996 6/29/2000 6/29/2004	Issued; 1st maintenance fee naid	Aura 91-03 verified on CPI 12/17/2002 gafp
Inventors:	Gregory Um, Andrei Szilagyi					
P158	Induction Machine Using Ferromagnetic Conducting Material In Rotor	08/ 705255 8/29/1996	5,734,217 3/31/1998	9/30/2001 9/30/2005 9/30/2009	Issued; 1st maintenance fee naid	Aura 97-05 Continuation-in-part of Ser. No. 606,451, Feb. 23, 1996, which is a continuation-in-part of Ser. No. 444,382, May 18, 1995. verified on CPI 12/17/2002 gafp
Inventors:	Fernando B. Morinigo					

Status Report - U.S. Patents

Matter No.	Title	Serial No. Filing Date	Patent No. Issue Date	Maintenance Fees due	Status	Remarks
P009	Method For Fabricating Mirror Array For Optical Projection System	07/ 494579 3/16/1990	5,085,497 2/4/1992	8/4/1995 8/4/1999 8/4/2003	Issued; 2nd maintenance fee naid	Aura 90-01 verified on CPI 12/17/2002 gafp
Inventors:	Gregory Um, Andrei Szilagyi					
P069 4	Noise Cancellation System	08/ 567,269 8/14/1990	5,140,640 8/18/1992	2/18/1996 2/18/2000 2/18/2004	Issued; 2nd maintenance fee naid	Aura 94-13 verified on CPI 12/17/2002 gafp
Inventors:	Daniel Graupe, Adam J. Efron					
P045	Core Design For Electromagnetic Actuated Valve	08/ 084814 6/28/1993	5,350,153 9/27/1994	3/27/1998 3/27/2002 3/27/2006	Issued; 2nd maintenance fee naid	Aura 93-19 Continuation-in-part of Ser. No. 957,194, Oct. 5, 1992, Pat. No. 5,222,714. verified on CPI 12/17/2002 gafp
Inventors:	Fernando B. Morinigo, William C. Blaire, Dennis Bulgatz					
P080 5	Artificial Intelligence Pattern Recognition-based Noise Reduction System For Speech Processing	07/ 432525 11/7/1989	5,097,510 3/17/1992	9/17/1995 9/17/1999 9/17/2003	Issued; 2nd maintenance fee naid	Aura 94-12 Added to CPI via e-mail by jw 12/4/2002
Inventors:	Daniel Graupe					
P205	Active Hydraulic Pressure Control	07/ 738193 7/30/1991	5,135,070 8/4/1992	2/4/1996 2/4/2000 2/4/2004	Issued; 2nd maintenance fee naid	Aura 91-15 verified on CPI 12/17/2002 gafp
Inventors:	J. David Schwitalla					
P165	Actuated Mirror Optical Intensity Modulation	07/ 483932 2/22/1990	5,185,660 2/9/1993	8/9/1996 8/9/2000 8/9/2004	Issued; 2nd maintenance fee naid	Aura 90-04 Continuation-in-part of Ser. No. 448,748, Dec. 11, 1989, which is a continuation-in-part of Ser. No. 429,987, Nov. 1, 1989.
Inventors:	Gregory Um					

Status Report - U.S. Patents

Matter No.	Title	Serial No. / Filing Date	Patent No. / Issue Date	Maintenance Fees due	Status	Remarks
P191	Electromagnetic Actuator Inventors: Keith O. Stuart, Dennis C. Bulgatz	07/ 855771 3/23/1992	5,187,398 2/16/1993	8/16/1996 8/16/2000 8/16/2004	Issued; 2nd maintenance fee naid	Aura 92-04 Continuation-in-part of Ser. No. 499,046, Mar. 26, 1990, Pat. No. 5,099,158, which is a Continuation-in-part of Ser. No. 319,956, Mar. 7, 1989, Pat. No. 4,912,343, which is a Continuation-in-part of Ser. No. 238,925, Aug. 31,1998, abandoned.
P200	Electromagnetic Re-draw Sleeve Actuator Inventors: Keith O. Stuart	07/ 908453 7/10/1992	5307665 5/3/1994	11/3/1997 11/3/2001 11/3/2005	Issued; 2nd maintenance fee naid	Aura 92-13 Continuation-in-part of Ser. No. 730,634, Jul. 16, 1991.
P224	Actuated Mirror Optical Intensity Modulation Inventors: Gregory Um	07/ 448748 12/11/1989	5,126,836 6/30/1992	12/30/1995 12/30/1999 12/30/2003	Issued; 2nd maintenance fee naid	Aura 89-04 Continuation-in-part of Ser. No. 429,987, Nov. 1, 1987.
P153	Electromagnetically Actuated Valve Inventors: Fernando B. Morinigo, Keith O. Stuart	07/ 957194 10/5/1992	5,222,714 6/29/1993	12/29/1996 12/29/2000 12/29/2004	Issued; 2nd maintenance fee naid	Aura 92-15 verified on CPI 12/17/2002 gafp
P177	Machine Tool Fixture Computer Aided Setup Inventors: C. Rogers Saxon, David B. Pickels	07/ 790653 11/8/1991	5,278,953 1/11/1994	7/11/1997 7/11/2001 7/11/2005	Issued; 2nd maintenance fee naid	Aura 91-16 verified on CPI 12/17/2002 gafp
P169	Electromagnetic Actuator Inventors: Keith O. Stuart, Bradley J. Ashbrook, Dennis C. Bulgatz	07/ 499046 3/26/1990	5,099,158 3/24/1992	9/24/1995 9/24/1999 9/24/2003	Issued; 2nd maintenance fee naid	Aura 90-08 Continuation-in-part of Ser. No. 319,956, Mar. 7, 1989, which is a continuation-in-part of Ser. No. 238,925, Aug. 31, 1988, abandoned.

Status Report - U.S. Patents

Matter No.	Title	Serial No. Filing Date	Patent No. Issue Date	Maintenance Fees due	Status	Remarks
P011	Intensity Calibration Method For Scene Projector	07/ 379326 7/12/1989	5,032,906 7/16/1991	1/16/1995 1/16/1999 1/16/2003	Issued; 2nd maintenance fee naid	Aura 89-01
Inventors:	Gregory Um					
P217	Actuated Mirror Optical Intensity Modulation	07/ 429987 11/1/1989	5,150,205 9/22/1992	3/22/1996 3/22/2000 3/22/2004	Issued; 2nd maintenance fee naid	Aura 89-03 verified on CPI 12/17/2002 gafp
Inventors:	Gregory Um, Andrei Szilagyi					
P168	Electromagnetic Re-draw Sleeve Actuator	07/ 730634 7/16/1991	5,212,977 5/25/1993	11/25/1996 11/25/2000 11/25/2004	Issued; 2nd maintenance fee naid	Aura 90-07
Inventors:	Keith O. Stuart					
P176	Piezoelectric Actuator	07/ 779346 10/18/1991	5,159,225 10/27/1992	4/27/1996 4/27/2000 4/27/2004	Issued; 2nd maintenance fee naid	Aura 91-01 verified on CPI 12/17/2002 gafp
Inventors:	Gregory Um					
P215	Electromagnetic Actuator	07/ 319956 3/7/1989	4912343 3/27/1990	9/27/1993 9/27/1997 9/27/2001	Issued; 3rd maintenance fee naid	Aura 89-07 Continuation-in-part of Ser. No. 238,925, Aug. 31, 1988. verified on CPI 12/17/2002 gafp
Inventors:	Keith O. Stuart					
P192	Pixel Intensity Modulator	07/ 885727 5/18/1992	5,260,798 11/9/1993	5/9/1997 5/9/2001 5/9/2005	Issued; 3rd maintenance fee naid	Aura 92-05 Continuation-in-part of Ser. No. 448,748, Dec. 11, 1989, Pat. No. 5,126,836, which is a continuation-in-part of Ser. No. 429,987, Nov. 1, 1989, Pat. No. 5,150,205.
Inventors:	Gregory Um, Andrei Szilagyi					
P198	Optical Table Active Leveling And Vibrationcancellation System	07/ 884428 5/14/1992	5,285,995 2/15/1994	8/15/1997 8/15/2001 8/15/2005	Issued; 3rd maintenance fee naid	Aura 92-11 verified on CPI 12/17/2002 gafp
Inventors:	Walter Gonzalez, John A. Gniady					

Status Report - U.S. Patents

Matter No.	Title	Serial No. Filing Date	Patent No. Issue Date	Maintenance Fees due	Status	Remarks
P219	Electromagnetic Strut Assembly	07/ 200025 5/27/1988	4892328 1/9/1990	7/9/1993 7/9/1997 7/9/2001	Issued; 3rd maintenance fee naid	Aura 88-01 verified on CPI 12/17/2002 gafp
Inventors:	Zvi Kurtzman, Keith O. Stuart, Blake W. Bartosh					
P087	Adapter Plug	29/ 025862 6/22/1994	D363270 10/17/1995		Issued; No maintenance fees reanired	Aura 94-10
Inventors:	Jeff Bluen, Larry Shultz					
P068	Video Game Accessory Vest	29/ 017192 1/6/1994	D355751 2/28/1995		Issued; No maintenance fees reanired	Aura 93-40-D
Inventors:	Gideon Dagan					
P140	Adapter Plug	29/ 045994 11/3/1995	D393447 4/14/1998		Issued; No maintenance fees reanired	Aura 95-17D
Inventors:	Imraan Ahmed, Jeff Bluen, Paul Sauer					
P163	Electronic Switch Matrix For A Video Display Stsem	07/ 504,125 4/30/1990	5,138,309 8/11/1992	2/11/1996 2/11/2004 2/11/2008	Issued; No maintenance fees reanired	Aura 90-03
Inventors:	Walter Gonzales, Andrei					
P006	Active Rf Switch	09/ 939866 9/29/1997			Pending	Aura 98-07
Inventors:	Gregory Um					
P151	Electromagnetically Actuated Valve	08/ 476492 6/7/1995			Pending	Aura 95-14
Inventors:	Dennis C. Bulgatz, Fernando B. Morinigo, Christopher Sortore, Keith O. Stuart					

Status Report - U.S. Patents

Matter No.	Title	Serial No. Filing Date	Patent No. Issue Date	Maintenance Fees due	Status	Remarks
P123 6	Optical Device Having An Integrated Color Separation And Focusing Plate	08/ 993753 12/18/1997			Pending	Aura 98-08
Inventors:	Greg Um					
P136 7	Electromagnetic Valve Actuation System	08/ 606349 2/23/1996			Pending	Aura 96-04
Inventors:	Dennis Bulgatz, Michael Guidry, Joseph Yudovsky, Keith Stuart, David Caldwell, Vicenzo					
P122	Global Non-invasive Structural Damage Detection System	08/ 915361 8/20/1997			Pending	Aura 98-06 Continuation of Ser. No. 316,408, Sep. 30, 1994.
Inventors:	Arthur J. Schwartz					
P124	Polygon Magnet Structure For Voice Coil Actuator	08/ 974123 11/19/1997			Pending	Aura 98-09 Continuation of Ser. No. 576,801, Dec. 21, 1995.
Inventors:	Emanuel Leibzon					
P112	Servo Control System For An Electromagnetic Valve Actuator Used In An Internal Combustion Engine	09/ 157911 9/18/1998			Pending	Aura 99-05
Inventors:	Patrick Berecewicz, Michael Guidry, Leo E. Schneider, John Sharples					
P233	Switched Reluctance Motor Delivering Constant Torque From Three Phase Sinusoidal Voltages	09/ 799973 3/5/2001			Pending	Utility filing of Provisional Ser. No. 262,830, Jan. 19, 2001.
Inventors:	Fernando B. Morinigo					

Status Report - Foreign Patents and Applications

Matter No.	Title	Country	Serial No./ Filing Date	Patent No./ Issue Date	Exam Request Dea Annuities due comı Exam Requested oı
P015EP	Mobile Power Generation System	EPO - Europe Bosch • Graf v. Stosch • Jehle all	00911814.2 2/14/2000		2/14
P232CA	Mobile Power Generation System	Canada Ridout & Maybee LLP	2439355 12/28/2001		12/28/2006 12/28
P232EP	Mobile Power Generation System	EPO - Europe Frank B. Dehn & Co.	01985165.8		12/28
P235xEP	Bi-directional Power Supply Circuit	EPO - Europe			
P235xPCT	Bi-directional Power Supply Circuit	PCT	US01/50762 12/28/2001		

SCHEDULE 2

Patents and Patent Applications, Trademarks and Trademark Applications
and
<u>Copyrights and Copyright Applications Licensed to the Debtor</u>

None.

SCHEDULE 3

Patents and Patent Applications
Trademarks and Trademark Applications,
And Copyrights and Copyright Applications
Licensed By the Debtor

None.

SCHEDULE 4

Debtor Information

State of organization:	Delaware
Address of chief executive office:	Aura Systems, Inc. 2330 Utah Avenue El Segundo, CA 90245
Address(es) where books and records are kept:	Same
Additional trade names:	None

SCHEDULE 5

Schedule of Exceptions

1. **Barovich, Speedy International LLC and Rabin Trust**

See attached July 10, 2006 letter from Ron Bender.

2. **Other Possible Secured Claims.**

See attached July 10, 2006 letter from Ron Bender. As to any such other possible secured claims, the Debtor represents and warrants, and covenants and agrees, that to the best of its knowledge after reasonable investigation, there are no such other secured claims.

[Attach July 10, 2006 letter from Ron Bender]

LNBR&B

LEVENE, NEALE, BENDER, RANKIN & BRILL L.L.P.

LAW OFFICES

July 10, 2006

Chris Hogstad, Esq.
Paine Hamblen Coffin Brooke & Miller, LLP
717 W. Sprague, Suite 1200
Spokane, WA 99201

Dear Chris:

I understand that Aura Systems, Inc. ("ASI") and your clients are negotiating the form of amended loan documents to be entered into by the parties in connection with ASI's confirmed plan of reorganization. This letter is written to serve as the exceptions to any representation or warranty being given by ASI to your clients that no liens exist against ASI's assets except those liens in favor of your clients.

Barovich.

A number of entities (generally described as John Barovich; Barovich Associates, Inc.; Alice Chiau; Victor Chiau; Dwight Chao; and Linna Chao; on behalf of themselves and the class action members), collectively referred to herein as "Barovich", obtained a judgment against ASI in the amount of approximately $923,350 in October, 2002. On or about April 10, 2003, Barovich recorded a Notice of Judgment Lien with the California Secretary of State. Barovich contends that its recording of the Notice of Judgment Lien makes it a secured creditor of ASI. ASI filed a lawsuit against Barovich in the bankruptcy court to determine the validity, extent and priority of Barovich's lien and claim. ASI proceeded to file a motion for summary judgment in an effort to obtain an order of the bankruptcy court holding that Barovich holds no valid lien against ASI in light of the fact that ASI is a Delaware corporation and the only steps that Barovich took to perfect its judgment was to record the Notice of Judgment Lien with the California Secretary of State. Barovich filed an opposition to ASI's summary judgment motion. Initial oral argument on ASI's summary judgment motion was held on May 23, 2006. The bankruptcy court requested supplemental briefing from both sides. Both Barovich and ASI filed supplemental briefs, and the bankruptcy court has taken the matter under submission. I have no time table for an expected ruling by the bankruptcy court, and I do not know whether the losing party intends to appeal the judgment.

10250 CONSTELLATION BOULEVARD, SUITE 1700 LOS ANGELES, CALIFORNIA 90067-6200

TEL: 310.229.1234 FAX: 310.229.1244 WEB: WWW.LNBRB.COM E-MAIL: INFO@LNBRB.COM

LNBR&B

Speedy International LLC.

Speedy International LLC ("Speedy") obtained a judgment against ASI in the amount of approximately $15,175 in September, 2003. On or about September 15, 2003, Speedy recorded a Notice of Judgment Lien with the California Secretary of State. Speedy contends that its recording of the Notice of Judgment Lien makes it a secured creditor of ASI. ASI filed a lawsuit against Speedy in the bankruptcy court to determine the validity, extent and priority of Speedy's lien and claim. The legal issue regarding the validity of Speedy's lien is essentially identical to that of Barovich. If ASI prevails in its summary judgment motion against Barovich, ASI will file a similar summary judgment motion against Speedy. There currently is a continued hearing scheduled for August 29, 2006 in regards to a motion filed by Speedy to dismiss the first claim set forth in ASI's complaint.

Rabin Trust.

Rabin Trust ("Rabin") filed a proof of claim asserting a secured claim against ASI in the amount of $34,649.16. ASI has filed an objection to that claim asserting that Rabin's allowed claim should be less than the sum asserted by Rabin and that none of the claim is entitled to be an allowed secured claim. The continued hearing on ASI's objection to the Rabin claim is scheduled for July 25, 2006.

Other Possible Secured Claims.

There are a number of other creditors who asserted secured claims against ASI in timely filed proofs of claim, but the bankruptcy court has sustained ASI's objections to the secured portions of such claims. In addition, there are a number of other outstanding liens which are indicated in lien searches of the California Secretary of State and the State of Delaware, but ASI has advised that all such other liens have in one way or another been satisfied. We have not performed any independent investigation or analysis of any such other liens.

Very truly yours,

Ron Bender